UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

THIRD COAST BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41028	46-2135597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Highway 59 North Suite 190
Humble, Texas		77338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 446-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	TCBX	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Third Coast Bancshares, Inc., a Texas corporation (“Third Coast”), and Keystone Bancshares, Inc., a Texas corporation (“Keystone”), issued a joint press release on October 22, 2025 announcing the execution of the Merger Agreement (as defined below). A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference. Third Coast also intends to provide supplemental information regarding the transactions disclosed under Item 8.01 of this Current Report on Form 8-K in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are furnished as Exhibit 99.2 and are incorporated herein by reference.

In connection with the announcement of the Merger Agreement, Third Coast sent a written communication to employees of Third Coast Bank, which is furnished as Exhibit 99.3 and incorporated herein by reference, Keystone sent a written communication to employees of Keystone Bank, SSB, which is furnished as Exhibit 99.4 and incorporated herein by reference and Keystone sent a written communication to Keystone shareholders, which is furnished as Exhibit 99.5 and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 22, 2025, Third Coast entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), by and among Third Coast, Arch Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Third Coast (“Merger Sub”), and Keystone, pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub will merge with and into Keystone (the “Merger”), with Keystone surviving as a wholly owned subsidiary of Third Coast, (ii) immediately following, and in connection with, the Merger, Keystone will be merged with and into Third Coast, with Third Coast surviving the merger (the “Second Step Merger”), and (iii) immediately following the Second Step Merger, or at such later time as Third Coast may determine, Keystone Bank, SSB, a Texas state savings bank and a wholly owned subsidiary of Keystone, will merge with and into Third Coast Bank, a Texas banking association and a wholly owned subsidiary of Third Coast, with Third Coast Bank surviving the merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 22, 2025

99.2	Investor Presentation, dated October 22, 2025

99.3	Third Coast Email to Third Coast Bank Employees

99.4	Keystone Email to Keystone Bank, SSB Employees

99.5	Keystone Communication to Keystone Shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect Third Coast’s current views with respect to, among other things, future events and Third Coast’s financial performance and include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed transaction. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,”

“continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Third Coast’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Third Coast’s control. Accordingly, Third Coast cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Third Coast believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause Third Coast’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement providing for the acquisition of Keystone by Third Coast; (2) the outcome of any legal proceedings that may be instituted against Third Coast or Keystone; (3) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (4) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Third Coast and Keystone operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of Third Coast’s or Keystone’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the transaction; (9) the dilution caused by Third Coast’s issuance of additional shares of its common stock in connection with the transaction; (10) a material adverse change in the financial condition of Third Coast or Keystone; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of Third Coast and Keystone including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Board of Governors of the Federal Reserve System and legislative and regulatory actions and reforms. For a discussion of additional factors that could cause Third Coast’s actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”), and Third Coast’s other filings with the SEC.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this communication. If one or more events related to these or other risks or uncertainties materialize, or if Third Coast’s underlying assumptions prove to be incorrect, actual results may differ materially from what Third Coast anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Third Coast does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for Third Coast to predict which will arise. In addition, Third Coast cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

No Offer or Solicitation

This communication is being made in respect of the proposed merger transaction involving Third Coast and Keystone. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Important Additional Information and Where to Find It

Third Coast intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Keystone and Third Coast that also constitutes a prospectus of Third Coast, and Third Coast will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to Keystone’s and Third Coast’s shareholders seeking the required shareholder approvals of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THIRD COAST, KEYSTONE, THE TRANSACTION AND RELATED MATTERS.

The documents filed by Third Coast with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Third Coast may be obtained free of charge at its website at https://ir.thirdcoast.bank/financials/sec-filings/. Alternatively, these documents, when available, can be obtained free of charge from Third Coast upon written request to Third Coast Bancshares, Inc., Attn: Investor Relations, 1800 West Loop South, Suite 800, Houston, TX 77027, or by calling (713) 960-1300.

Participants in this Transaction

Third Coast, Keystone, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Keystone’s shareholders and Third Coast’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Third Coast may be found in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 5, 2025 and in Third Coast’s proxy statement for its 2025 Annual Meeting of Shareholders, as filed with the SEC on April 17, 2025, copies of which can be obtained free of charge from Third Coast or from the SEC’s website as indicated above. To the extent the holdings of Third Coast’s securities by its directors and executive officers have changed since the amounts set forth in Third Coast’s proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and other relevant materials when filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD COAST BANCSHARES, INC.

Date:	October 22, 2025	By:	/s/ R. John McWhorter
R. John McWhorter Chief Financial Officer